UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2007



                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                    0-25658                84-1357927
   (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)             File Number)         Identification No.)


       230 Park Avenue, 10th Floor, New York, NY               10169
        (Address of principal executive offices)             (ZIP Code)


       Registrant's telephone number, including area code: (212) 551-1747



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year

          On July 3, 2007, the Board of Directors of Secured Digital Applications, Inc. (the "Corporation") approved and adopted Amended and Restated Bylaws of the Corporation pursuant to which the Corporation amended Section 3.3 of its Bylaws to clarify that, due to the fact that the members of the Corporation's board of directors serve staggered terms of three years each in accordance with the Corporation's Amended and Restated Certificate of Incorporation, the Corporation's shareholders may only remove directors during their terms for cause (as defined in the Amended and Restated Bylaws). A copy of the Amended and Restated Bylaws is attached hereto.


Item 8.01.  Other Events

         On July 2, 2007, the Corporation issued a press release with a forecast of its revenue for the three-month period ending June 30, 2007 and outlook for the second half of 2007. A copy of the press release is furnished herewith and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the `Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

        (c)   Exhibits.

              3.1 Amended and Restated Bylaws of Secured Digital Applications, Inc.

              99.1  Press release dated July 2, 2007.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SECURED DIGITAL APPLICATIONS, INC.



                                  By:      /s/ Patrick Soon-Hock Lim
                                           -------------------------------------
                                       Name:   Patrick Soon-Hock Lim
                                       Title:  Chairman & Chief Executive
                                               Officer


Date:  July 5, 2007

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


                                INDEX TO EXHIBITS


Exhibit No.                   Description

Exhibit 3.1                   Amended and Restated Bylaws of Secured Digital
                              Applications, Inc.

Exhibit 99.1                  Press release dated July 2, 2007

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